SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: August 23, 2004
(Date of Earliest Event Reported)

Akorn, Inc.

(Exact Name of Registrant as Specified in its Charter)

Louisiana	0-13976	72-0717400
(State or other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

TABLE OF CONTENTS

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
Item 7.01 REGULATION FD DISCLOSURE
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 23, 2004, Akorn, Inc. (“Akorn”) learned that a decision was rendered in the binding arbitration between Akorn and AEG Partners LLC (“AEG”) regarding AEG’s claim that, pursuant to the terms of the Letter Agreement dated September 26, 2002 between Akorn and AEG, as amended (the “Letter Agreement”), Akorn owed AEG a success fee consisting of $686,000 and a warrant to purchase 1,250,000 shares of Akorn’s common stock at $0.75 per share in connection with a transaction between the Company and a group of investors that occurred on October 7, 2003, and Akorn should pay AEG’s attorneys’ fees and costs in connection with the arbitration. Akorn claimed that AEG was not owed the full cash success fee, was only entitled to a warrant to purchase 1,250,000 shares of Akorn’s common stock at $1.00 per share, and AEG was not entitled to recover its attorneys’ fees or costs. Akorn and AEG participated in a mandatory and binding arbitration hearing on August 2 and 3, 2004. The arbitrator’s decision, dated August 19, 2004, among other things, directs Akorn to issue a warrant to AEG to purchase 1,250,000 shares of Akorn’s common stock at an exercise price of $0.75 per share. Accordingly, Akorn will issue a warrant to AEG to purchase 1,250,000 shares of Akorn’s common stock at an exercise price of $0.75 per share. The warrant will be issued in consideration for AEG’s services in assisting Akorn in its restructuring efforts pursuant to the terms of the Letter Agreement, and in accordance with an arbitrator’s decision. A copy of the press release issued by Akorn announcing the resolution of the dispute between Akorn and AEG and the arbitrator’s decision is attached hereto as Exhibit 99.1. The warrants will be issued pursuant to certain exemptions from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended.

Item 7.01 REGULATION FD DISCLOSURE

     On August 27, 2004, Akorn issued a press release announcing the resolution of a dispute between Akorn and AEG Partners LLC. A copy of the press release is attached hereto as Exhibit 99.1.

     The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits.

4.1	Warrant Purchase and Registration Agreement dated June 18, 2003 between Akorn, Inc. and AEG Partners LLC
99.1	Press release dated August 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Chief Financial Officer, Treasurer and Secretary

Date: August 27, 2004